TOUCHSTONE FUNDS GROUP TRUST

TOUCHSTONE IMPACT BOND FUND
(the "Fund")

Supplement dated September 10, 2021 to
the Fund's Statement of Additional Information (“SAI”) dated January 30, 2021, as may be amended or supplemented from time to time

The information in this supplement contains new and additional information beyond that in the Fund's SAI and should be read in conjunction with the aforementioned. Capital terms not defined in this supplement have the meaning ascribed to them in the SAI.

In the section of the Fund's SAI titled “Permitted Investments and Risk Factors,” under the sub-heading “Municipal Securities,” the first sentence of the first paragraph is hereby deleted and replaced with the following:

The Active Bond Fund and Impact Bond Fund may invest in taxable and tax-exempt municipal securities.

Additionally, the last sentence of the same paragraph is hereby deleted and replaced with the following:

Although the interest on municipal securities may be exempt from federal income tax, dividends paid by a Fund to its shareholders may not be tax-exempt.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TCPAX-SAI-S2-2109